UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 10, 2009

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

CALIFORNIA	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The Board of Directors of OSI Systems, Inc. (the “Company”) has scheduled the Company’s next Annual Meeting of Shareholders to be held at 11:00 a.m. (Pacific time) on February 19, 2010 (the “Annual Meeting”), at the Company’s principal offices located at 12525 Chadron Avenue, Hawthorne, California 90250.

The Company is issuing this Current Report on Form 8-K because the Annual Meeting date is more than 30 days from the anniversary of the date of the Company’s last annual meeting.

The Company is also issuing this Current Report on Form 8-K in order to notify shareholders desiring to submit proposals for inclusion in the Company’s proxy materials for the Annual Meeting that the Company will continue to accept such proposals that are delivered on or prior to December 21, 2009. Proposals should be addressed to the Company c/o Secretary, OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250 and must comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Proposals received after such deadline or otherwise not in compliance with Rule 14a-8 will not be considered for inclusion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.

Date: December 10, 2009

	By:	/S/ VICTOR SZE
Victor Sze
Executive Vice President, Secretary, and General Counsel